Premises and Equipment [Text Block]	12 Months Ended
Mar. 31, 2021
Property, Plant and Equipment [Abstract]
Premises and Equipment [Text Block]

5.	PREMISES AND EQUIPMENT
Premises and equipment at March 31, 2020 and 2021 consisted of the following:

	2020	2021
	(in millions)
Land	¥380,477	¥379,560
Buildings	782,367	765,341
Equipment and furniture	623,676	564,273
Leasehold improvements	310,957	303,164
Construction in progress	35,594	46,513

Total	2,133,071	2,058,851
Less accumulated depreciation	1,203,542	1,183,859

Premises and equipment-net	¥929,529	¥874,992

For the fiscal years ended March 31, 2019, 2020 and 2021, the MUFG Group recognized ¥31,345 million, ¥16,575 million and ¥11,424 million, respectively, of impairment losses for long-lived assets, primarily real estate which was either formerly used for its banking operations and is no longer used or real estate that is being used where recovery of the carrying amount is doubtful. In addition, ¥411 million, ¥194 million and ¥773million of impairment losses were recognized for real estate held for sale for the fiscal years ended March 31, 2019, 2020 and 2021, respectively. These losses are included in Other non-interest
expenses. In computing the amount of impairment losses, fair value was determined primarily based on market prices, if available, or the estimated price based on an appraisal.
Impairment losses for the fiscal year ended March 31, 2019 included ¥21,096 million of losses on long-lived assets, including land, buildings, and equipment and furniture, which were held by certain consumer finance subsidiary. See Note 6 for the details of these impairments.